Exhibit 99.1

Investor Presentation November 2018 NASDAQ: TPNL

3PEA International Investor Presentation IMPORTANT NOTICES FORWARD LOOKING STATEMENTS AND USE OF NON - GAAP FINANCIAL INFORMATION . This presentation may include "forward - looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about the Company’s business plans, results of operations, returns on equity, markets, or otherwise makes statements about future events, such statements are forward - looking. Such forward - looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although the Company believes that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere our 2017 Form 10 - K. Forward - looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward - looking statements except as may be required by law. This presentation also includes adjusted EBITDA, a non - GAAP financial measure, that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly - titled measures presented by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to this presentation. 2 2

3PEA International Investor Presentation Vertically integrated payment solutions company providing prepaid card programs and payment processing services under the PaySign® brand for corporate, consumer and government applications Real time payment processing with 99 . 999 % uptime Large provider to the domestic plasma industry with excellent returns on capital and a long growth runway High growth company with plans to heavily expand its operations within the life sciences market (including pharma co - pay and clinical trial payments) and general purpose reloadable (GPR) card markets Over 2 . 0 million card users on 3 PEA’s payment platform (PaySign®) Compound Annual Revenue Growth (CARG) of 39 . 4 % since 2015 Financials Price (11/15/2018) $3.77 52 Week Range $0.62 – $5.33 Market Cap $166.3MM Shares Outstanding 44.1MM Debt $0 Cash (09/30/18) $4.3MM TTM Revenue (1) $21.2MM FY 2017 Revenue $15.2MM 3PEA is a vertically integrated provider of innovative prepaid card programs and payment processing services Company Overview (1) Trailing Twelve Months Revenue as of September 30, 2018 3 Recently up - listed to Nasdaq Capital Market (August 10 , 2018 )

3PEA International Investor Presentation Investment Highlights Vertically Integrated Business Record of Historical Growth Captive Audience to Grow Organically High Client Retention Clean Capital Structure with No Debt Large Market Opportunity in an Industry with High Barriers to Entry 4

MANAGEMENT TEAM

Mark Newcomer, *President, CEO, and Vice Chairman of the Board of Directors*

- Co-founded the Company in 2001
- Driving force behind the Company's significant growth and strategic direction
- Shaping the future of the business as a premier prepaid card services leader, delivering a strong value proposition for clients and over 2 million cardholders
- Oversees all financial, operational, technological and strategic decisions for the company, including: technology investments, the evaluation of strategic acquisitions, new product development and the formation and cultivation of third-party relationships
- Served on the X-9 committee which developed standards for the electronic payments industry alongside IBM, Diebold, First Data, KPMG, MasterCard, Melon Bank, Visa, Wells Fargo, the Federal Reserve and others
- Attended Cal-Poly San Luis Obispo where he majored in Bio-Science

Daniel Spence, *Chief Technology Officer and Director*

- Co-founded the Company in 2001
- 30+ years of senior IT experience
- Prior experience includes Director of Technology Planning at the Associated Press, Project Manager of implementation of Medicare Easyclaim for ANZ Bank in Australia, Coca-Cola Business Operations & Business analyst for Australia Post

Brian Polan, *Chief Financial Officer*

- 25+ years of experience in investment banking and investment advisory
- Held various supervisory licenses with NYSE member firms
- B.S. in B.A. from the State University of New York at Buffalo

Joan Herman, *Chief Operating Officer and Director*

- 30+ years of industry experience
- Previously at Sunrise Banks as Senior Vice President, Payments Division where she led the new prepaid business
- Prior experience includes various management positions in operations, product development and sales and marketing at UMB Bank, Heartland Bank, and Boatmen's Bank
- Board member of the Network Branded Prepaid Card Association and serves as Treasurer

3PEA International Investor Presentation

5

MANAGEMENT TEAM (cont'd)

Robert Strobo, *General Counsel, Chief Legal Officer and Secretary*

- 13+ years of legal experience in non-traditional banking
- Previously at Republic Bank & Trust Company (Louisville, KY) as Deputy General Counsel and Vice President where he managed all legal affairs for Republic's non-traditional bank programs, including payments, small-dollar consumer lending, commercial lending and tax related products
- B.A. in Psychology and Philosophy from the University of Kentucky and J.D. from DePaul University College of Law in Chicago, Illinois

Eric Trudeau, *Chief Compliance Officer*

- 20 years of experience working in the card industry, focusing on prepaid and credit products
- Previously with Global Cash Card, Inc., Sunrise Banks and Meta Payment Systems (a division of Meta Bank)
- Certified member (CAMS) of the Association of Certified Anti-Money Laundering Specialists.
- Earned Bachelor of Science Degree from South Dakota University

Egon Kardum, *Chief Information Officer*

- 30+ years experience in various technical roles providing enterprise IT services at several global companies
- Former Associate Director, Hosting Solutions Bristol-Myers Squibb
- Former Manager of Server Technology, The Associated Press

Dana Barciz, *Chief Marketing Officer*

- 25+ years experience in various marketing roles within the Fintech industry
- Former Senior Product Marketing Manager at Fiserv
- Former Vice President, Marketing, NYSE Governance Services

3PEA International Investor Presentation
6

INDEPENDENT BOARD OF DIRECTORS

3PEA INTERNATIONAL

Dan Henry, *Chairman of the Board*

- Former CEO of NetSpend (2008-2013). Grew annual revenue from $129M to $351M, with over *2.4 million cardholder accounts*. NetSpend acquired by Total System Services: (NYSE: TSS) for $1.4B
- Co-founder, Former President and Chief Operations Officer and Director at Euronet Worldwide (NASDAQ: EEFT). A leader in secure electronic financial transaction processing. Current market cap: $4.9B
- Sits on Board of The Brinks Company. (NYSE: BCO), CARD Corporation (Card.com), RxSavings Solutions, Balance Innovations and Align Income Share Fund
- Received a B.S. in Business Administration with majors in Finance, Economics and Real Estate from the University of Missouri, Columbia

Dennis Triplett, *Director*

- 35+ years in the banking industry including serving as the President and CEO of two banks in the Midwest
- Former CEO of Healthcare Services at UMB Bank, N.A a leading provider of healthcare payment solutions including health savings account (HSAs), health care spending accounts and payments technology

Quinn Williams, *Director*

- 30+ years of legal experience focusing on mergers and acquisitions, public and private securities offerings, and venture capital transaction
- Serves as corporate counsel for numerous public/private companies and was formerly general counsel and board member of Swensen's Inc.
- Mr. Williams is a shareholder with Greenberg Traurig LLP and admitted to the Bar in New York and Arizona

Bruce A. Mina, *Director*

- 30+ years of experience as a Certified Public accountant
- Founder & Managing member of Mina Llano Higgins Group, LLP
- Former CFO of Coal Brick Oven Pizzeria, Inc.
- Currently CFO for Academy of Aviation in Long Island, NY

3PEA International Investor Presentation

7

3PEA International Investor Presentation $242.8 $263.7 $287.1 $295.0 $307.7 $321.5 $336.4 $352.6 2013 2014 2015 2016 2017(f) 2018(f) 2019(f) 2020(f) CAGR of 5.5% Amount loaded onto open loop cards ($Billions) 7 Prepaid Market Overview Source: Mercator Advisory Group 8 How big is the open loop prepaid card market in the U.S.?

3PEA's Proprietary Payment Processing Platform - PaySign®


3PEA
INTERNATIONAL
paysign

3PEA's payments platform has allowed 3PEA to significantly expand its operations

- The PaySign® payments platform was built on modern cross-platform architecture, which has allowed 3PEA to significantly expand its operational capabilities through its flexibility, scalability & ease of customization
- Real time payments with 99.999% uptime. Delivers cost benefits & revenue building opportunities to partners. Significantly reduces the time & cost related to card program development & customization
- Allows 3PEA to quickly design & implement easy-to-use solutions tailored to the unique requirements of the customer
- Equipped to facilitate EMV (EuroPay, MasterCard & Visa) smart card payment system (Chip & PIN) payments on a global basis
- Meets PCI-DSS 2.0 compliance standards

3PEA International Investor Presentation
9

PaySign® - A Vertically Integrated Prepaid Card Program

Card Programs

- ✓ Allows companies to launch their own customized incentive and rewards program to their customers, target markets, agents, and employees through pre-paid card solutions
- ✓ Allows for flexibility, customer response and creativity
- ✓ Leveraging existing cardholder base to higher margin debit cards

Card Lifecycle Management

- ✓ Card design & approval
- ✓ Production
- ✓ Packaging
- ✓ Distribution
- ✓ Payment processing
- ✓ Personalization
- ✓ Inventory & security controls
- ✓ Fraud Detection & Compliance
- ✓ Renewals
- ✓ Lost/stolen card management
- ✓ Replacement

Competitive Strengths

- ✓ Fully staffed 24/7/365, in-house customer service department utilizing bilingual customer service agents, Interactive Voice Response, SMS alerts, two-way SMS messaging and an interactive mobile app
- ✓ Significant cost advantages and increased flexibility due to being both a processor and program manager creating a business with high barriers to entry
- ✓ Providing a complete life cycle solution for prepaid card programs and payment processing

3PEA International Investor Presentation
10

3PEA International Investor Presentation 3PEA offers virtual and traditional payment solutions to companies across diverse industries PLASMA DONOR COMPENSATION • Plasma donations have grown rapidly in the U.S., reflecting a 10.1% CAGR from 2012 – 2017 CORPORATE INCENTIVES • 3PEA delivers effective loyalty, incentive and rewards programs that motivate and inspire consumer action 3PEA’s Current Market Base 11 PHARMACEUTICAL PROGRAMS • 3PEA works with major pharmaceutical marketing companies to provide: • Co - Pay Assistance Programs • Buy and Bill Programs • Pharmaceutical Rebates CONSUMER REBATES • 3PEA’s rebate programs drive revenue and increase loyalty

3PEA's Target Markets



General Purpose Reloadable Card Market

- 3PEA has a growing user base of over 2M cardholders
- Currently, 3PEA's cardholders cannot directly deposit funds onto their pre-paid cards
- 3PEA's debit card will allow cardholders to use their card as a true banking resource, allowing for direct deposits from employers, government agencies and others, as well as deposit cash through National Reload Networks
  - Bill Pay
  - Card to Card Transfer
  - Purchase Cushion
  - Opt-in Overdraft
  - Savings Purse

Additional Corporate Incentive Programs

- Solutions for corporate incentives that recognize, motivate and reward consumers, employees and agents
  - Customer rebates
  - Customer loyalty programs
  - Employee bonuses and expenses
  - Sales channels (rewards, commissions, etc.)

3PEA plans to heavily expand its operations into the general purpose reloadable card market & corporate incentive program business

3PEA International Investor Presentation
12

3PEA International Investor Presentation 3PEA’s Target Markets (cont’d) 13 Clinical Trials ▪ 3 PEA will offer Clinical Research Organizations ( CROs) a patient reimbursement and compensation solution designed to improve patient engagement and retention while streamlining administration Payroll ▪ Payroll solution reduces administration costs and streamlines operations for companies looking to provide an efficient payment method for employees not currently participating in direct deposit ▪ Payroll card participation provides considerable cost savings by eliminating the distribution of checks to employees Insurance and Legal Settlement ▪ 3 PEA provides innovative payment solutions for the legal and insurance industries ▪ 3 PEA’s PaySign® payment solution replaces paper checks, eliminating un - cashed checks, insufficient funds or lengthy bank reconciliation Government Payments ▪ Federal and local governments, education institutions, and other public sector organizations are constantly looking to improve efficiency and reduce costs ; 3 PEA’s programs provide an effective way to reduce costs when dealing with disbursements of public benefits or internal payments

3PEA International Investor Presentation Growth Strategy 3PEA believes it is positioned for strategic growth Strategic Acquisitions Pursue acquisition candidates that have long standing reputations, a corporate culture of innovation, and demonstrated growth and profitability New Markets and Customers Leverage deep industry relationships and experience Capitalize on state - of - the - art PaySign® payment processing platform Innovate and Enhance Offerings Card offering to incorporate general purpose reloadable debit cards Leverage vertically integrated end - to - end processing platform Organic Growth Strong organic growth through increasing current plasma donation customer base and pharmaceutical co - pay programs Expand its business operations through corporate incentive and GPR debit card programs 14

3PEA International Investor Presentation 15 August 2018 Listed on NASDAQ as TPNL May 2018 Appointed Dan Henry as the Chairman of the Board September 2018 • 2 Million+ cardholders • 244 card programs Recent Milestones Q3 2018 revenue and earnings grew 60% YOY December 2017 • 1.5 Million+ cardholders • 205 card programs

3PEA International Investor Presentation ▪ End - to - end solution – vertically integrated payments processor & prepaid debit card program manager ▪ Responsive, fully - staffed, in - house bi - lingual customer service department ▪ Customizable payment solutions to meet customers’ needs ▪ Program changes are quickly implemented ▪ Offers a suite of value added services 3PEA International Alternate Solutions Competitive Advantages What sets 3PEA apart from competitors? 16 ▪ Either a prepaid card program manager OR a payment processor ▪ Complicated customer service solution since the system is not fully integrated (multiple parties involved in the process) ▪ Lengthy time to market and high cost to develop customized programs ▪ Program changes are either unavailable or extremely expensive ▪ Middlemen ▪ Value added services cost prohibitive Vs.

3PEA International Investor Presentation Administration and Usage Fees Charged to corporate clients when programs are created, distributed or reloaded Program Maintenance & Management Fees Charged to corporate clients for ongoing program maintenance Software Development and Consulting Service Fees Software development and consulting service fees are charged to Corporate clients for card program implementation Maintenance & Administration Fees Charged to cardholder for monthly maintenance or inactivity Transaction Fees Paid by cardholder for purchases, declines, ATM withdrawals / inquiries & inactivity Interchange Fees Fees paid by the applicable networks and passed through by our card issuing banks when prepaid cards are used in a purchase 3PEA’s Revenue Sources 17

3PEA International Investor Presentation $8.2 $10.4 $15.2 $21.2 2015 2016 2017 TTM (Q3 2018) Revenue 3PEA’s YoY Revenue $Millions 3PEA’s Adjusted EBITDA $Millions High Revenue Capture 3PEA has experienced strong year - over - year growth and increasing gross and net margins through both cost reductions and the addition of higher margin revenue sources 18 Financial Highlights $0.7 $2.1 $3.0 $4.2 8.5% 20.2% 19.7% 20.3% 2015 2016 2017 TTM (Q3 2018) Adjusted EBITDA % of Revenue

3PEA International Investor Presentation Balance Sheet 16 19 Balance Sheet Sep 30, 2018 Dec 31, 2017 Cash $4,299,570 $2,748,313 Cash Restricted 20,436,369 14,416,444 Other Current Assets 1,494,366 738,312 Total Current Assets 26,230,305 17,903,069 Non Current Assets 2,897,348 2,499,510 Total Assets 29,127,653 20,402,579 Accounts Payable and Accrued Liabilities 1,052,438 1,145,083 Customer Card Funding 20,436,369 14,416,444 Total Liabilities 21,488,807 15,561,527 Total Stockholders Equity 7,638,846 4,841,052 Total Liabilities & Stockholders Equity $29,127,653 $20,402,579 • Current Ratio is 1.22 • No Debt • Book Value increased $2.8 million or 57.8%

3PEA International Investor Presentation Investment Highlights Vertically Integrated Business Record of Historical Growth Captive Audience to Grow Organically & Inorganically High Client Retention Clean Capital Structure with No Debt Large Market Opportunity in an Industry with High Barriers to Entry 20

3PEA International Investor Presentation Appendix A 16 21 Reconciliation of annual and TTM (Q3 2018) Net Income to adjusted EBITDA Year Ended December 31, TTM 2015 2016 2017 (Q3 2018) Net income (loss) attributable to 3PEA $(2,410,337) $1,400,799 $1,791,141 $2,475,203 Depreciation and amortization 362,712 572,320 876,191 931,399 Interest expense 45,683 77,107 31,623 - Provision for income taxes - - 6,000 3,000 Stock - based compensation 202,550 92,939 308,696 826,159 Other income (expense) – Legal settlement 2,500,000 - - - Adjusted EBITDA $700,608 $2,143,165 $3,013,651 $4,235,761

Contact Information 3PEA International, Inc. 1700 W Horizon Ridge Parkway Suite 200 Henderson, NV Tel: (702) 453 - 2221 www.3PEA.com Company Contact Jim McCroy Investor Relations / Strategic Development Tel: (702) 613 - 2265 IR@3PEA.com 22 3PEA International Investor Presentation